Exhibit 99.2

                                                                  EXECUTION COPY


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                          COUNTRYWIDE HOME LOANS, INC.
                                    a Seller




                                PARK MONACO INC.
                                    a Seller






                                   CWHEQ, INC.
                                    Purchaser





                       __________________________________

                               PURCHASE AGREEMENT
                          Dated as of December 29, 2006
                       __________________________________



                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES,
                                  Series 2006-I



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                                Table of Contents
                                                                            Page
                                                                            ----


                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.    Definitions...................................................1


                                   ARTICLE II
                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.    Sale of the Mortgage Loans....................................2
Section 2.02.    Obligations of Sellers Upon Sale..............................3
Section 2.03.    Payment of Purchase Price for the Mortgage Loans..............6


                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.    Seller Representations and Warranties.........................7
Section 3.02.    Seller Representations and Warranties Relating to
                 the Mortgage Loans............................................9


                                   ARTICLE IV
                               SELLERS' COVENANTS

Section 4.01.    Covenants of the Sellers.....................................24


                                    ARTICLE V
                                    SERVICING

Section 5.01.    Servicing....................................................25


                                   ARTICLE VI
                                   TERMINATION

Section 6.01.    Termination..................................................25


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

Section 7.01.    Amendment....................................................25
Section 7.02.    Governing Law................................................25
Section 7.03.    Notices......................................................25
Section 7.04.    Severability of Provisions...................................26
Section 7.05.    Counterparts; Electronic Delivery............................26


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Section 7.06.    Further Agreements...........................................26
Section 7.07.    Successors and Assigns: Assignment of Purchase Agreement.....26
Section 7.08.    Survival.....................................................27

SCHEDULES AND ANNEXES

Schedule I       MORTGAGE LOAN SCHEDULE..................................Sch-I-1
Schedule II      STANDARD & POOR'S GLOSSARY.............................Sch-II-1
Annex 1          ADOPTION ANNEX..........................................Ann-1-1


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

     This PURCHASE AGREEMENT, dated as of December 29, 2006 (the "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation, as a seller ("CHL" or a "Seller"), PARK MONACO INC., a Delaware corporation, as a seller ("Park Monaco" or a "Seller," and together with CHL, the "Sellers"), and CWHEQ, INC., a Delaware corporation (the "Purchaser"),

                                   WITNESSETH:

     WHEREAS, each Seller is the owner of the applicable notes or other evidence of indebtedness indicated on Schedule I as owned by that Seller, and certain other notes or other evidence of indebtedness made or to be made in the future, and Related Documentation; and

     WHEREAS, by the date of their transfer, each Seller will own the mortgages on the properties securing the Mortgage Loans indicated on Schedule I as owned by that Seller, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies on the Mortgaged Properties; and

     WHEREAS, each Seller wants to sell its Mortgage Loans to the Purchaser pursuant to this Agreement; and

     WHEREAS, pursuant to the Sale and Servicing Agreement, of even date with this Agreement (the "Sale and Servicing Agreement"), among the Purchaser, as depositor, CHL, as sponsor and master servicer, the Trust, and the Indenture Trustee, the Purchaser will transfer the Mortgage Loans to the Trust;

     NOW, THEREFORE, the parties agree as follows.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01.   Definitions.

     Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Master Glossary of Defined Terms attached as Annex 1 to the Indenture dated as of the date hereof between CWHEQ Revolving Home Equity Loan Trust, Series 2006-I and The Bank of New YORK, as indenture trustee. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

                                   ARTICLE II

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01.   Sale of the Mortgage Loans.

     (a) The Initial Mortgage Loans. Concurrently with the execution and delivery of this Agreement, CHL, with respect to each Initial Mortgage Loan it owns as indicated on Schedule I, hereby transfers to the Purchaser, without recourse, all of its right, title, and interest existing now or in the future in

          (1) that Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures that Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

          (2) property that secured that Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (3) its rights under the hazard insurance policies related to the mortgages that secure the Mortgage Loans;

          (4) all rights under any guaranty executed in connection with that Mortgage Loan;

          (5) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

          (6) all proceeds of the foregoing.

     Park Monaco, with respect to each Initial Mortgage Loan it owns as indicated on Schedule I, hereby transfers to the Purchaser, without recourse, all of its right, title, and interest existing now or in the future in (1) that Mortgage Loan, including its Asset Balance (including all Additional Balances), the

          (1) related Mortgage File, all property that secures that Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

          (2) property that secured that Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (3) its rights under the hazard insurance policies related to the mortgages that secure the Mortgage Loans;

          (4) all rights under any guaranty executed in connection with that Mortgage Loan;



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          (5) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

          (6) all proceeds of the foregoing.

     The Additional Home Equity Loans. The Purchaser may use the funds in each Additional Loan Account to purchase Additional Home Equity Loans on any Subsequent Closing Date designated by the Purchaser by the Latest Subsequent Closing Date. On each Subsequent Closing Date, each Seller shall deliver a Transfer Document (properly completed and executed by the Seller) to the Purchaser. When each Seller delivers a Transfer Document, that Seller hereby transfers to the Purchaser without recourse, and the Purchaser purchases and shall effect payment for, all of its right, title, and interest in each Additional Home Equity Loan identified in the Transfer Document, including its Asset Balance (including all Additional Balances) and all collections received on it after the relevant Subsequent Cut-off Date (excluding payments due by the Subsequent Cut-off Date) and all proceeds of the foregoing.

     (b) By the sale of a Mortgage Loan and its Additional Balances, each Seller has sold to the Purchaser, and the Purchaser has purchased from each Seller, each future draw of new borrowing under the related Credit Line Agreement. The Purchaser shall pay the applicable Seller for each Additional Balance in cash in an amount equal to the principal amount of the Additional Balance as it arises. The Trust, the applicable Seller, and the Purchaser may agree to a netting arrangement in connection with this transaction, when appropriate, rather than actually moving cash.

     Section 2.02.   Obligations of Sellers Upon Sale.

     In connection with the transfers pursuant to Section 2.01(a), each Seller further agrees, at its own expense:

     (a) to deliver to the Purchaser by the Closing Date a Mortgage Loan Schedule containing an accurate list of all Initial Mortgage Loans sold by it, specifying for each Initial Mortgage Loan, among other things, its account number and its Cut-off Date Asset Balance;

     (b) to indicate in its books and records that the applicable Mortgage Loans have been sold to the Indenture Trustee, as assignee of the Purchaser, pursuant to this Agreement by the Closing Date for the Initial Mortgage Loans, and by each Subsequent Closing Date for the related Additional Home Equity Loans;

     (c) to deliver to the Purchaser, or at the Purchaser's direction to the Indenture Trustee and the Owner Trustee, and the Credit Enhancer, an Officer's Certificate confirming the satisfaction of each of the conditions precedent in
Section 2.01(b) of the Sale and Servicing Agreement by each Subsequent Closing Date; and



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     (d) to deliver to the Purchaser, or at the Purchaser's direction to the
Indenture Trustee, a revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans within 15 days following each Subsequent Closing Date.


     The Initial Mortgage Loan Schedule containing the Mortgage Loans sold by both Sellers is Exhibit A to the Sale and Servicing Agreement and shall also be attached as Schedule I to this Agreement and is hereby incorporated into this Agreement.

     Each Seller agrees to perfect and protect the Purchaser's interest in each Mortgage Loan transferred by it pursuant to Section 2.01(a) and its proceeds by preparing, executing, and filing a UCC1 Financing Statement with the Secretary of State in the State of New York or the Secretary of State in the State of Delaware, as applicable, describing the Mortgage Loans and naming the applicable Seller as debtor and the Purchaser as secured party and indicating that the Mortgage Loans have been assigned to the Trust and all necessary Continuation Statements and any additional UCC1 Financing Statements due to a change in the name or the state of incorporation of that Seller. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

     The Purchaser agrees to perfect and protect the Trust's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC1 Financing Statement with the Secretary of State in the State of Delaware describing the Mortgage Loans and naming the Purchaser as debtor and the Trust as secured party (and indicating that the Mortgage Loans have been pledged to the Indenture Trustee) and all necessary Continuation Statements and any additional UCC1 Financing Statements due to a change in the name or the state of incorporation of the Purchaser. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

     In connection with any transfer by a Seller, it shall deliver to the order of the Purchaser the following documents for each Mortgage Loan transferred by that Seller (the "Related Documentation"):

          (1) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the related Mortgage Note;

          (2) unless the Mortgage Loan is registered on the MERS(R) System, an original assignment of mortgage in blank in recordable form;



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          (3) the original recorded mortgage with evidence of recording on it
     (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original Mortgage has been delivered for recordation or because the original Mortgage has been lost, the Sponsor shall deliver to the Indenture Trustee an accurate copy of the mortgage, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Sponsor or the Purchaser stating that the original mortgage has been dispatched to the appropriate public recording official or (ii) when the original mortgage has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

          (4) any original intervening assignments needed for a complete chain of title to the Trust with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, an accurate copy of it, together with
     (i) when the delay is caused by the public recording office, an Officer's Certificate of the Sponsor or the Purchaser stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) when the original intervening assignment has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

          (5) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

          (6) the original of any guaranty executed in connection with the Mortgage Note;

          (7) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and

          (8) any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage.

     The Related Documentation for the Initial Mortgage Loans will be delivered:

          (1) no later than the Closing Date, with respect to no less than 50% of the Initial Mortgage Loans in each Loan Group,

          (2) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Initial Mortgage Loans in each Loan Group in addition to those delivered on the Closing Date, and

          (3) within thirty days following the Closing Date, with respect to the remaining Initial Mortgage Loans.



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     The Related Documentation for the Additional Home Equity Loans will be delivered:

     (1) no later than relevant Subsequent Closing Date, with respect to no less than 10% of the relevant Additional Home Equity Loans in each Loan Group; and

     (2) within twenty days following the relevant Subsequent Closing Date, with respect to the remaining relevant Additional Home Equity Loans in each Loan Group.

     Each Seller confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Initial Mortgage Loans maintained by that Seller to be clearly and unambiguously marked to indicate that the Initial Mortgage Loans have been sold to the Purchaser, and sold by the Purchaser to the Trust, and Granted by the Trust to the Indenture Trustee, and that a purchase of those Mortgage Loans from that Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans. By the relevant Subsequent Closing Date or the applicable date of substitution, as applicable, CHL shall cause the portions of the Electronic Ledgers relating to the relevant Additional Home Equity Loans or Eligible Substitute Mortgage Loans, as the case may be, to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that those Mortgage Loans have been transferred to the Trust at the direction of the Purchaser and that they have been Granted by the Trust to the Indenture Trustee, and that a purchase of the Mortgage Loans from CHL or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans.

     The Purchaser accepts all right, title, and interest of each of the Sellers existing now or in the future in the Mortgage Loans and other property transferred to it pursuant to this Section.

     The transfer of the Mortgage Loans is a sale by each Seller to the Purchaser of all its interest in the applicable Mortgage Loans and other property described above. However, to provide for the possibility that either transfer might be characterized as a transfer for security and not as a sale, each Seller hereby Grants to the Purchaser a Security Interest in all of its right, title, and interest in the applicable Mortgage Loans and other property described above, whether existing now or in the future, to secure all of that its obligations under this Agreement; and this Agreement shall constitute a Security Agreement under applicable law.

     Section 2.03.   Payment of Purchase Price for the Mortgage Loans.

     (a) In consideration of the sale of the Initial Mortgage Loans from each of the Sellers to the Purchaser on the Closing Date, the Purchaser agrees to transfer to the applicable Seller on the Closing Date the purchase price for the applicable Initial Mortgage Loans provided in the Adoption Annex attached as Annex 1 to this Agreement (the "Adoption Annex").



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     (b) In consideration of the sale of the Additional Home Equity Loans from the Seller to the Purchaser on each Subsequent Closing Date, the Purchaser agrees to cause the Trust to pay to the Seller, when the conditions to the release of the purchase price for the Additional Home Equity Loans under the Sale and Servicing Agreement have been met, an amount equal to their Cut-off Date Asset Balance.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01.   Sellers Representations and Warranties.

     (a) CHL represents and warrants to the Purchaser as of the Closing Date:

          (1) CHL is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. CHL is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of CHL;

          (2) CHL has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of CHL enforceable in accordance with its terms;

          (3) CHL is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

          (4) The execution, delivery, and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of CHL, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which CHL is a party or by which CHL may be bound; and



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

          (5) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of CHL threatened, against CHL or any of its properties or with respect to this Agreement or the Notes that in the opinion of CHL has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

          (6) The representations in Section 3.01(b) are true.

     (b) Park Monaco represents and warrants to the Purchaser as of the Closing
Date:

          (1) Park Monaco is a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its assets and to transact the business in which it is currently engaged. Park Monaco is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of Park Monaco.

          (2) Park Monaco has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of Park Monaco enforceable in accordance with its terms;

          (3) Park Monaco is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

          (4) The execution, delivery, and performance of this Agreement by Park Monaco will not violate any provision of any existing law or regulation or any order or decree of any court applicable to Park Monaco or any provision of the certificate of incorporation or bylaws of Park Monaco, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which Park Monaco is a party or by which Park Monaco may be bound; and

          (5) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of Park Monaco threatened, against Park Monaco or any of its properties or with respect to this



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     Agreement or the Notes that in the opinion of Park Monaco has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

     (c) The representations and warranties in this Section 3.01 shall survive the transfer of the Mortgage Loans to the Purchaser. CHL shall cure a breach of any of the representations and warranties of CHL and Park Monaco in accordance with the Sale and Servicing Agreement. The remedy specified in the Sale and Servicing Agreement shall constitute the sole remedy against a Seller with respect to any breach.

     Section 3.02. Seller Representations and Warranties Relating to the Mortgage Loans.

     (a) CHL represents and warrants to the Purchaser as of the Cut-off Date, unless specifically stated otherwise:

          (1) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a valid and legally binding obligation of CHL, enforceable against CHL in accordance with its terms.

          (2) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either

               (A) this Agreement constitutes a valid transfer to the Purchaser of all right, title, and interest of each of the Sellers in the applicable Mortgage Loans, and all collections received in respect of the applicable Mortgage Loans after the Cut-off Date or Subsequent Cut-off Date, as applicable (excluding payments due by the Cut-off Date or Subsequent Cut-off Date, as applicable), all proceeds of the applicable Mortgage Loans, and all other property specified in Section 2.01(a) or (b), and the Sale and Servicing Agreement constitutes a valid transfer to the Trust of the foregoing property and all other property specified in Section 2.01(a) or (b) of the Sale and Servicing Agreement such that, on execution of the Sale and Servicing Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust transferred to the Trust by the Purchaser, and upon payment for the Additional Balances, this Agreement and the Sale and Servicing Agreement will constitute a valid transfer to the Trust of all interest of each of the Sellers in the Additional Balances, all proceeds of the Additional Balances, and all other


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          property specified in Section 2.01(a) of the Sale and Servicing
          Agreement relating to the Additional Balances free of all liens and other encumbrances, and the Indenture constitutes a valid Grant of a Security Interest to the Indenture Trustee in that property, and the Indenture Trustee has a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of
          Section 3.02(b) of the Sale and Servicing Agreement, or

               (B) this Agreement or the Sale and Servicing Agreement, as appropriate, constitutes a Grant of a Security Interest to the Owner Trustee on behalf of the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the property described in clause (A) above. If this Agreement and the Sale and Servicing Agreement constitute the Grant of a Security Interest to the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in such property, the Indenture Trustee will have a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Purchaser, and each of the Sellers.

          (3) CHL has not authorized the filing of and is not aware of any financing statements against either Seller that include a description of collateral covering the Collateral other than any financing statement (A) relating to the Security Interests granted to the Depositor, the Trust, or the Indenture Trustee under this Agreement, pursuant to the Sale and Servicing Agreement, or pursuant to the Indenture, (B) that has been terminated, or (C) that names the Depositor, the Trust, or the Indenture Trustee as secured party.

          (4) As of the Closing Date, the information in the Mortgage Loan Schedule for the Initial Mortgage Loans is correct in all material respects. As of the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, the information in the Mortgage Loan Schedule for the relevant Additional Home Equity is correct in all material respects. As of the applicable date of substitution for an Eligible Substitute Mortgage Loan, the information with respect to the Eligible Substitute Mortgage Loan in the Mortgage Loan Schedule is correct in all material respects. As of the date any Additional Balance is created, the information as to the Mortgage Loan



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

     identification number and the Additional Balance of that Mortgage Loan reported for inclusion in the Mortgage Loan Schedule is correct in all material respects.

          (5) The applicable Mortgage Loans have not been assigned or pledged, and the related Seller is their sole owner and holder free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to transfer them pursuant to this Agreement.

          (6) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the mortgage for each Mortgage Loan have not been assigned or pledged, and immediately before the sale of the Mortgage Loans to the Purchaser, the related Seller was the sole owner and holder of the Mortgage Loan free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to transfer it pursuant to this Agreement.

          (7) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related mortgage is a valid and subsisting first or second lien on the property described in it, as shown on the Mortgage Loan Schedule with respect to each related Mortgage Loan, and as of the Cut-off Date, relevant Subsequent Closing Date, or date of substitution, as applicable, the related Mortgaged Property is free of all encumbrances and liens having priority over the first or second lien, as applicable, of the mortgage except for liens for

               (A) real estate taxes and special assessments not yet delinquent;

               (B) any first mortgage loan secured by the Mortgaged Property and specified on the Mortgage Loan Schedule;

               (C) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and

               (D) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage.



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          (8) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no obligor has a valid offset, defense, or counterclaim under any Credit Line Agreement or mortgage.

          (9) To the best knowledge of CHL, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no related Mortgaged Property has any delinquent recording or other tax or fee or assessment lien or governmental charge against it, other than those that have been or will be paid by the Seller.

          (10) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no proceeding is pending or, to the best knowledge of CHL, threatened for the total or partial condemnation of the related Mortgaged Property, and the property is free of material damage and is in good repair.

          (11) To the best knowledge of CHL, as of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no mechanics' or similar liens or claims have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in clause (16).

          (12) As of the Initial Cut-off Date, no Initial Mortgage Loan is 60 days or more delinquent and no more than the applicable percentage specified in the Adoption Annex of the Initial Mortgage Loans in a Loan Group being transferred on the Closing Date (by Cut-off Date Loan Balance) were 30-59 days delinquent; and as of the applicable date on which any other Mortgage Loan is being subsequently transferred, no such Mortgage Loan is 30 days or more delinquent.

          (13) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Mortgage File for each Mortgage Loan contains each of the documents specified to be included in it.

          (14) At origination, each Mortgage Loan and the related Mortgage Note complied in all material respects with applicable local, state, and federal laws, including all applicable predatory and abusive lending laws, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Master Servicer with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Master Servicer exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans.

          (15) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the Standard & Poor's LEVELS(R) Glossary attached as
     Schedule II (the "Glossary") where

                    (x) a "High Cost Loan" is each loan identified in the column
               "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the state or jurisdiction specified in such table and

                    (y) "Covered Loan" is each loan identified in the column
               "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the state or jurisdiction specified in such table.

          (16) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either a lender's title insurance policy or binder was issued or a guaranty of title customary in the relevant jurisdiction was obtained, on the date of origination of the Mortgage Loan being transferred on the relevant date and each policy is valid and remains in full force.

          (17) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

          (18) No more than the percentage specified in the Adoption Annex of the Initial Mortgage Loans in each Loan Group, by aggregate principal balance of the related Mortgage Loans, are secured by Mortgaged Properties located in one United States postal zip code.

          (19) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Combined Loan-to-Value Ratio for each Mortgage Loan in each Loan Group was not in excess of the percentage specified in the Adoption Annex.

          (20) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no selection procedure reasonably believed by CHL to be adverse to the interests of the Transferor, the Noteholders, or the Credit Enhancer was used in selecting the Mortgage Loans.

          (21) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, neither Seller has transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

          (22) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which the Minimum Monthly Payment is due.

          (23) The Mortgage Notes constitute either "instruments" or "general intangibles" as defined in the UCC.

          (24) By the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Sponsor will file UCC1 financing statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under the Indenture.

          (25) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise transferred to any person other than the Purchaser, the Trust, or the Indenture Trustee. All financing statements filed or to be filed against each Seller in favor of the Purchaser, the Trust, or the Indenture Trustee in connection with this Agreement, the Sale and Servicing Agreement, or the Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Purchaser, the Trust, or the Indenture Trustee."

          (26) As of the Closing Date, CHL and Park Monaco will have received a written acknowledgement from the Custodian that is acting solely as agent of the Indenture Trustee.

          (27) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related mortgagor.

          (28) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, neither Seller has received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer.

          (29) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from "the highest `prime rate' as published in the `Money Rates' table of The Wall Street Journal as of the first business day of the calendar month for the applicable interest rate adjustment date."

          (30) The weighted average remaining term to maturity of the Initial Mortgage Loans in each Loan Group on a contractual basis as of the Cut-off Date is approximately the number of months specified for that Loan Group in the Adoption Annex. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Initial Mortgage Loans were made in compliance with the related mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap. The Loan Rate Cap for the Initial Mortgage Loans ranges between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Loan Rate Cap is approximately the percentage specified in the Adoption Annex for that Loan Group. The Gross Margins for the Initial Mortgage Loans in each Loan Group range between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Gross Margin is approximately the percentage specified in the Adoption Annex for that Loan Group as of the Cut-off Date for the Initial Mortgage Loans. The Loan Rates on the Initial Mortgage Loans in each Loan Group range between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Loan Rate on the Initial Mortgage Loans is approximately the percentage specified in the Adoption Annex for that Loan Group.

          (31) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected on it, or an individual condominium unit, planned unit development unit, or townhouse.

          (32) No more than the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) for each Loan Group of the Initial Mortgage Loans in the related Loan Group are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or two-to-four family residences erected on them, and at least the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) for each Loan Group of the Mortgage Loans in the related Loan Group are secured by real property with a detached one-family residence erected on them.

          (33) The Credit Limits on the Initial Mortgage Loans in each Loan Group range between approximately the dollar amounts specified in the Adoption Annex for that Loan Group with an average of approximately the dollar amount specified in the Adoption Annex for that Loan Group. As of the Cut-off Date for the Initial Mortgage Loans, no Mortgage Loan in either Loan Group had a principal balance in excess of approximately the dollar amount specified in the Adoption Annex for that Loan Group and the average principal balance of the Initial Mortgage Loans in each Loan Group is equal to approximately the dollar amounts specified in the Adoption Annex for that Loan Group.

          (34) Approximately the percentages specified in the Adoption Annex of the Initial Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by first and second liens.

          (35) As of the Closing Date, no more than the percentage specified in the Adoption Annex for each Loan Group of the Initial Mortgage Loans in the related Loan Group, by aggregate principal balance, were appraised electronically.

          (36) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no default exists under any applicable Mortgage Note or applicable Mortgage Loan and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default under any applicable Mortgage Note or applicable Mortgage Loan has occurred and been waived. As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no modifications to the applicable Mortgage Notes and applicable Mortgage Loans have been made and not disclosed.

          (37) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Mortgage Loan was originated in accordance with the Sponsor's underwriting guidelines and the Sponsor had no knowledge of any fact that would have caused a reasonable originator of mortgage loans to conclude on the date of origination of each Mortgage Loan that each such Mortgage Loan would not be paid in full when due.

          (38) To the best knowledge of CHL at the time of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances.

          (39) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

          (40) Based on the drawn balances of the Initial Mortgage Loans, the Initial Mortgage Loans had the characteristics set out in the Adoption Annex for each Loan Group in respect of the following: weighted average Combined Loan-to-Value Ratio; range of Combined Loan-to-Value Ratios; percentage of primary residences; weighted average FICO score; range of FICO scores; Weighted Average Net Loan Rate; range of net Loan Rates; weighted average original stated term to maturity; range of original term to maturity; range of remaining term to maturity; average drawn balance; weighted average utilization ratio; and percentage of the Initial Mortgage Loans that have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.

          (41) Any Initial Mortgage Loan that has been modified in any manner has been so modified in accordance with the policies and procedures of the Master Servicer and in a manner that was permitted by the Sale and Servicing Agreement, the Indenture, and any other Transaction Document.

          (42) Each Initial Mortgage Loan was originated (within the meaning of
     Section 3(a)(41) of the Securities Exchange Act of 1934) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934.

          (43) At the time each Initial Mortgage Loan was originated, each Seller was, and each Seller is an approved seller of conventional mortgage loans for Fannie Mae and Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

          (44) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the principal balance of the related Mortgage Loan as of the Cut-off Date or the relevant Subsequent Cut-off Date, as applicable, or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to Fannie Mae and Freddie Mac and is in a form acceptable to Fannie Mae and Freddie Mac, which policy insures the Sponsor and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien, of the Mortgage subject to the exceptions in paragraph (7) above.

          (45) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the improvements on each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of the policy will be sufficient to prevent the

     Mortgagor or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (46) below contain a standard mortgagee clause naming the Sponsor or the original mortgagee, and its successors in interest, as mortgagee, and the Sponsor has received no notice that any premiums due and payable thereon have not been paid, and the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor.

          (46) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan and any mortgage loan senior to that Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the National Flood Insurance Act of 1968.

          (47) Each Mortgage Note and the related Mortgage are genuine, and each is the valid and legally binding obligation of its maker, enforceable in accordance with its terms and under applicable law, except that (a) its enforceability may be limited by bankruptcy, insolvency, moratorium, receivership, and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of CHL's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (48) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

          (49) To the best of CHL's knowledge, all of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach on the Mortgaged Property.

          (50) To the best of CHL's knowledge, all inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless their lack would not have a material adverse effect on the value of the Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

          (51) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of its holder adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided by it, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (52) Before the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the Sponsor, who had no interest, direct or indirect, in the Mortgaged Property or in any loan secured by the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

          (53) Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day that precedes by one month the Due Period of the first installment of principal and interest and taxes and insurance payments, the Sponsor has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

          (54) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, no foreclosure proceedings are pending against any Mortgaged Property and no Mortgage Loan is subject to any pending bankruptcy or insolvency proceeding.

          (55) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no homestead exemption available and enforceable that materially interferes with the right to sell any Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

          (56) No borrower was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase debt cancellation agreements as part of the origination of, or as a condition to closing, the Mortgage Loan.

          (57) The Initial Mortgage Loans, individually and in the aggregate, conform in all material respects to their descriptions in the Prospectus Supplement.

     (b) CHL further represents and warrants to the Purchaser as of the Cut-off Date, unless specifically stated otherwise:

          (1) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994.

          (2) No Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 is secured by Mortgaged Property located in the State of Georgia.

          (3) With respect to any Mortgage Loan in Loan Group 1, no Mortgage Loan is classified as a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7,
     2004), "high risk home," or "predatory" loan under any other applicable state, federal, or local law that applies to mortgage loans (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points, or fees).

          (4) With respect to any Mortgage Loan in Loan Group 1, no proceeds from any Mortgage Loan were used to purchase a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy as part of the origination of, or as a condition to closing, the Mortgage Loan.

          (5) With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (a) the Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty; (b) the Mortgage Loan's originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a mortgage loan that did not require payment of such a penalty;
     (c) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no subprime Mortgage Loan originated on or after October 1, 2002 will provide for prepayment penalties for a term in excess of three years and any Mortgage Loans originated prior to such date, and any non-subprime Mortgage Loans, will not provide for prepayment penalties for a term in excess of five years; unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years (in the case of subprime loans) or five years (in the case of non-subprime loans) from the date of the related Mortgage Note and the borrower was notified in writing of such reduction in prepayment period; and (e) such prepayment penalty shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty.

          (6) The servicer for each Mortgage Loan has fully furnished, and will continue to furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company on a monthly basis.

          (7) All of the Mortgage Loans in Loan Group 1 conform to Fannie Mae or Freddie Mac maximum principal balance (by credit limit) guidelines.

          (8) With respect to any Mortgage Loan in Loan Group 1, the borrower was not encouraged or required to select a mortgage loan product offered by the mortgage loan's originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan's requirements and the borrower's credit history, income, assets and liabilities.

          (9) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles such as the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely solely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination the Mortgage Loan's originator made a reasonable determination that the borrower had the ability to make timely payments on the Mortgage Loan.

          (10) With respect to any Mortgage Loan in Loan Group 1 originated from August 1, 2004 through April 30, 2005, if the related mortgage or the related Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), CHL (i) will notify the related borrower in writing within 60 days after the issuance of the Notes (or, with respect to mortgage loans transferred to the Trust after the date of the issuance of the Notes, 60 days after the date of transfer if it has not given such notice at an earlier time), that none of the related Seller, the Servicer or any subsequent party that acquires an interest in the loan or services it will enforce such arbitration clause against the borrower, but that the borrower will continue to have the right to submit a dispute to arbitration and (ii) will place a copy of such notice in the Mortgage File; with respect to any Mortgage Loan in Loan Group 1 originated on or after May 1, 2005, neither the related mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

          (11) Each Mortgage Loan represents a "qualified mortgage" within the meaning of Section 860(a)(3) of the Code (but without regard to the rule in Treasury Regulation ss. 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision).

          (12) All of the Mortgage Loans in Loan Group 1:

               o Are backed by a one- to four-family residence that is the principal residence of the borrower at the time of the origination of the Mortgage Loan;

               o Have original credit limits that do not exceed one-half of the one-unit limitation for first mortgages, i.e., $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units; and

               o The aggregate original principal balance of the first and subordinate lien mortgage loans relating to the same Mortgaged Property does not exceed Freddie Mac's applicable loan limits for first-lien mortgages for that property type.

          (13) The Class 1-A Notes represent interests primarily in Loan Group
     1. Payments of interest and principal to the Class 1-A Notes will be made first from payments relating to Loan Group 1.

A breach of any one of the representations in this Section 3.02(b) will be considered to materially adversely affect the interests of the Noteholders.

     (c) If the substance of any representation or warranty under the Sale and Servicing Agreement or in this Section made to the best of CHL's knowledge or as to which a Seller has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, then, notwithstanding that the Seller did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty and CHL shall cure the breach, repurchase the Mortgage Loan, or substitute for the Mortgage Loan in accordance with the Sale and Servicing Agreement.

     (d) The representations and warranties in this Section shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. The sole remedy of the Purchaser, the Noteholders, the Indenture Trustee on behalf of Noteholders, and the Credit Enhancer against a Seller for the breach of a representation or warranty is CHL's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan.

     (e) The Purchaser acknowledges that CHL, as Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be calculated in the same manner as in Section 3.06 of the Sale and Servicing Agreement and shall be deposited in the Collection Account. When it receives a certificate from the Master Servicer in the form of Exhibit B to the Sale and Servicing Agreement, the Trust shall release to the purchaser of the Mortgage Loan the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the purchaser of the Mortgage Loan, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released pursuant to this Agreement, and the purchaser of the Mortgage Loan shall succeed to all the Trust's interest in the Mortgage Loan and all security and documents. This assignment shall be an assignment outright and not for security. The purchaser of the Mortgage Loan shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Transferor, the Credit Enhancer, or the Noteholders with respect to it.


                                   ARTICLE IV

                               SELLERS' COVENANTS

     Section 4.01.   Covenants of the Sellers.

     Except for the transfer under this Agreement, none of the Sellers will transfer to any other person, or create or suffer to exist any Lien on any Mortgage Loan, or any interest in one; each Seller will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and CHL will defend the right, title, and interest of the Trust and the Indenture Trustee in the Mortgage Loans against all claims of third parties claiming through a Seller. Nothing in this Section shall prohibit a Seller from suffering to exist on any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if they are not due at the time or if the applicable Seller is contesting their validity in good faith by appropriate proceedings and set aside on its books adequate reserves with respect to them.

                                    ARTICLE V

                                    SERVICING

     Section 5.01.   Servicing.

     CHL will be the Master Servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement.


                                   ARTICLE VI

                                  TERMINATION

     Section 6.01.   Termination.

     The respective obligations of each of the Sellers and the Purchaser created by this Agreement shall terminate when the Indenture terminates in accordance with its terms.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.01.   Amendment.

     This Agreement may be amended from time to time by CHL, Park Monaco, and the Purchaser, with the written consent of the Credit Enhancer, by written agreement signed by CHL, Park Monaco, and the Purchaser.

     Section 7.02.   Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

     Section 7.03.   Notices.

     All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated in the Adoption Annex attached to the Indenture.

     Section 7.04.   Severability of Provisions.

     Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

     Section 7.05.   Counterparts; Electronic Delivery.

     This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

     Section 7.06.   Further Agreements.

     The Purchaser and each Seller agree to execute and deliver to the other any additional documents appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Notes.

     Section 7.07.   Successors and Assigns: Assignment of Purchase Agreement.

     This Agreement shall bind and inure to the benefit of and be enforceable by each Seller, the Purchaser, the Trust, the Indenture Trustee, and the Credit Enhancer. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Credit Enhancer, except that any Seller may assign its obligations under this Agreement to any person into which that Seller is merged or any corporation resulting from any merger, conversion, or consolidation to which that Seller is a party or any person succeeding to the business of that Seller. The Purchaser is acquiring the Mortgage Loans to further transfer them to the Trust, and the Trust will Grant a Security Interest in them to the Indenture Trustee under the Indenture pursuant to which the Trust will issue a series of Notes secured by the Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, each Seller consents to the assignment by the Purchaser to the Trust, and by the Trust to the Indenture Trustee of all of the Purchaser's rights against it under this Agreement insofar as they relate to the Mortgage Loans transferred to the Trust applicable to that Seller and to the enforcement or exercise of any right against that Seller pursuant to this

Agreement by the Indenture Trustee under the Sale and Servicing Agreement and the Indenture. Enforcement of a right by the Indenture Trustee shall have the same effect as if the right had been exercised by the Purchaser directly.

     Section 7.08.   Survival.

     The representations and warranties in Article III shall survive the purchase of the Mortgage Loans.

     IN WITNESS WHEREOF, the Sellers and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        CWHEQ, INC.
                                          as Purchaser


                                        By: /s/ Darren Bigby
                                           ---------------------------------
                                             Name: Darren Bigby
                                             Title: Vice President


                                        COUNTRYWIDE HOME LOANS, INC.
                                          as a Seller


                                        By: /s/ Darren Bigby
                                            --------------------------------
                                             Name: Darren Bigby
                                             Title: Executive Vice President


                                        PARK MONACO INC.
                                          as a Seller


                                        By: /s/ Darren Bigby
                                            --------------------------------
                                             Name: Darren Bigby
                                             Title: Vice President

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF LOS ANGELES               )




     On the 29th day of December, 2006 before me, a Notary Public in and for said State, personally appeared Darren Bigby, known to me to be a Vice President of CWHEQ, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


/s/ Glenda J. Daniel
------------------------------------
Notary Public


Glenda J. Daniel
Commission # 1609859
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2009.

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF LOS ANGELES               )




     On the 29th day of December, 2006 before me, Darren Bigby of Countrywide Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


/s/ Glenda J. Daniel
------------------------------------
Notary Public


Glenda J. Daniel
Commission # 1609859
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2009.

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF LOS ANGELES               )




     On the 29th day of December, 2006 before me, Darren Bigby of PARK MONACO INC., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


/s/ Glenda J. Daniel
------------------------------------
Notary Public


Glenda J. Daniel
Commission # 1609859
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2009.

                                                                      SCHEDULE I

                                   SCHEDULE OF

                                 MORTGAGE LOANS


                    [Delivered to the Indenture Trustee only]




                                     Sch-I-1

                                                                     SCHEDULE II

                           STANDARD & POOR'S GLOSSARY


               Standard & Poor's Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based on a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

------------------------------------------------------------------------------------------------------------------------
                                    Standard & Poor's High-Cost Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Arkansas                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Cleveland Heights, Ohio                           Covered Loan
------------------------------------------------------------------------------------------------------------------------
Colorado                                          Covered Loan
------------------------------------------------------------------------------------------------------------------------
Connecticut                                       High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
District of Columbia                              Covered Loan
------------------------------------------------------------------------------------------------------------------------
Florida                                           High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Georgia as amended (March 7, 2003 - current)      High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                                  High Cost Loan
------------------------------------------------------------------------------------------------------------------------
Illinois                                          High Risk Home Loan
------------------------------------------------------------------------------------------------------------------------
Kansas                                            High Loan-to-Value Consumer Loans and High APR Consumer Loans
------------------------------------------------------------------------------------------------------------------------
Kentucky                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Los Angeles, Calif.                               High Cost Refinance Home Loan
------------------------------------------------------------------------------------------------------------------------
Maine                                             High Rate High Fee mortgage
------------------------------------------------------------------------------------------------------------------------
Massachusetts                                     High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Nevada                                            Home Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
New York                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
New Mexico                                        High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
North Carolina                                    High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Ohio                                              Covered Loan
------------------------------------------------------------------------------------------------------------------------
Oklahoma                                          Subsection 10 Mortgage
------------------------------------------------------------------------------------------------------------------------
South Carolina                                    High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
West Virginia                                     West Virginia Mortgage Loan Act Loan
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                     Standard & Poor's Covered Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            Covered Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        Covered Home Loan
------------------------------------------------------------------------------------------------------------------------

                                    Sch-II-1


------------------------------------------------------------------------------------------------------------------------
                                      Standard & Poor's Home Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002- March 6, 2003)             Home Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        Home Loan
------------------------------------------------------------------------------------------------------------------------
New Mexico                                        Home Loan
------------------------------------------------------------------------------------------------------------------------
North Carolina                                    Consumer Home Loan
------------------------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   Home Loan
------------------------------------------------------------------------------------------------------------------------
South Carolina                                    Consumer Home Loan
------------------------------------------------------------------------------------------------------------------------



                                    Sch-II-2

                                                                         ANNEX 1

                                 ADOPTION ANNEX

     The purchase price for the Mortgage Loans pursuant to Section 2.03 is the transfer to the Seller on the Closing Date of the Transferor Certificates and the proceeds from the sale of the Notes.

     The items referred to in the representations and warranties in Section 3.02(a) are:

     (12) 0.00% and 0.00% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, being transferred on the relevant date (by Cut-off Date Loan Balance) were 30-59 days delinquent as of the Cut-off Date.

     (18) As of the Cut-off Date no more than 0.65% and 0.61% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

     (19) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100.00%.

     (30) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date is approximately 298 and 297 months with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Loan Rate Caps for the Mortgage Loans range between 0.125% and 14.750%, and -0.375% and 17.625% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Loan Rate Cap is approximately 8.759% and 8.382%, with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Gross Margins for the Mortgage Loans range between -2.250% and 9.375%, and -2.000% and 9.625% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Gross Margin is approximately 2.198% and 1.992% as of the Cut-off Date for the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Loan Rates on the Mortgage Loans range between 3.990% and 17.625%, and 3.990% and 17.875% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Loan Rate on the Mortgage Loans is approximately 9.931% and 10.061% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. As of the Cut-off Date, 100.00% and 1.16% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, have original principal balances (by credit limit) that conform to Fannie Mae or Freddie Mac guidelines.

     (32) No more than 41.08% and 38.73% (by Cut-off Date Loan Balance) of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or two-to-four family residences erected on them, and at least 58.92% and 61.27% (by Cut-off Date Loan Balance) of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, are secured by real property with a detached one-family residence erected on them.

     (33) The Credit Limits on the Mortgage Loans range between approximately $7,500 and $208,000, and $7,275 and $2,500,000 with an average of approximately $42,421 and $90,802 with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. As of the Cut-off Date, no Mortgage Loan had a principal balance in excess of approximately $200,000 and $2,050,000 and the average principal balance of the Mortgage Loans is equal to approximately $36,203 and $74,796 with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively.

     (34) Approximately 0.00% and 100.00% of the Mortgage Loans of each Loan Group, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are secured by first and second liens, respectively.

     (35) As of the Closing Date, no more than 18.84% and 10.05% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, were appraised electronically.

     (40) As of the Cut-off Date (based on the aggregate drawn balances), the Mortgage Loans had a weighted average Combined Loan-to-Value Ratio of 89.21% and 85.74%; a range of Combined Loan-to-Value Ratios between 8.96% and 100.00%, and 7.25% and 100.00%; a percentage of primary residences of 100.00% and 81.34%; a weighted average FICO score of 695 and 705; a range of FICO scores between 556 and 822, and 486 and 830; a Weighted Average Net Loan Rate of 9.431% and 9.561%; a range of net Loan Rates between 3.490% and 17.125%, and 3.490% and 17.375%; a weighted average original stated term to maturity of 299 and 300 months; a range of original term to maturity between 120 and 360 months, and 120 and 360 months; a range of remaining term to maturity between 117 and 360 months, and 45 and 360 months; an average drawn balance of $36,203 and $74,796; a weighted average utilization ratio of 87.13% and 84.48%; and 54.01% and 72.30% of the Mortgage Loans have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances, all with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively.



                                       4